EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

 PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Xenacare Holdings, Inc. (the “Company”) on Form 10-Q for the period ended September, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Frank Rizzo, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Frank Rizzo
Frank Rizzo
Chief Executive Officer
Date: November 15, 2010